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USAA GROWTH & INCOME FUND
SUPPLEMENT DATED JUNE 17, 2014
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2013

This Supplement updates certain information contained in the above-dated prospectus for the USAA Growth & Income Fund (the Fund). Please review this important information carefully.

With the retirement of Matthew E. Megargel, portfolio manager to the Fund, from Wellington Management Company, LLP (Wellington Management), and Wellington Management’s resulting decision to discontinue its U.S. multi-cap core equity strategy after Mr. Megargel’s retirement, USAA Asset Management Company (AMCO), the Fund's investment adviser, has terminated the Investment Subadvisory Agreement with Wellington Management effective as of the close of business on June 16, 2014.

As a result of this termination, the Fund's assets that were being managed by Wellington Management have been equally reallocated to AMCO and the remaining subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc.

As a result of these changes, all references to Wellington Management in the Fund's Prospectus are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98143-0614